UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2025

VENU HOLDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Colorado	001-42422	82-0890721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1755 Telstar Drive, Suite 501 Colorado Springs, Colorado	80920
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 895-5483

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.001 per share	VENU	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Venu Holding Corporation (the “Company”) updated and enhanced its corporate overview presentation, inclusive of information with respect to the Company’s offering of shares of its Series A 8.0% Cumulative Redeemable Convertible Preferred Stock (the “Series A Preferred Stock”) pursuant to Regulation A promulgated under the Securities Act of 1933, as amended, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company intends to use this presentation in meetings with prospective investors and strategic partners.

The presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

The presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the presentation include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects and potential financial performance. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s reports and filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

AN OFFERING STATEMENT REGARDING THE OFFERING OF THE SERIES A PREFERRED STOCK HAS BEEN FILED WITH THE SEC. THE SEC HAS QUALIFIED THAT OFFERING STATEMENT, WHICH ONLY MEANS THAT THE COMPANY MAY MAKE SALES OF THE SECURITIES DESCRIBED BY THE OFFERING STATEMENT. For additional information on the Company, the offering and any other related topics, please review the Form 1-A offering circular that can be found by searching for VENU under Filings/Company filings search on WWW.SEC.GOV. There is no guarantee of return, and prospective investors should only invest money that they can afford to lose. The offering documents may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions for forward-looking statements. This information is supplied from sources the Company believes to be reliable, but we cannot guarantee accuracy. Although we believe our expectations expressed in such forward-looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, but not limited to the risks and uncertainties set forth in the final offering circular, which could cause actual results to differ materially from the anticipated results set forth in such forward-looking statements. Any forward-looking statement made by us speaks only as of the date on which it is made, and we undertake no obligation to publicly update any forward-looking statement except as may be required by law. The securities offered by the Company are highly speculative. Investing in these securities involves significant risks. The investment is suitable only for persons who can afford to lose their entire investment. Investors must understand that such investment could be illiquid for an indefinite period of time. The Company intends to apply to have our Series A Preferred Stock listed on the NYSE American under the symbol “VENU.PR A” following the NYSE American’s certification of the Form 8-A of the Company to be filed after the final closing of thw offering. The listing of the Company’s Series A Preferred Stock on the NYSE American is not a condition of the Company’s proceeding with this offering, and no assurance can be given that our application to list on the NYSE American will be approved or that an active trading market for our Series A Preferred Stock will develop. Our Series A Preferred Stock is not currently listed or quoted on any exchange. Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found in the risk factor section of the Form 1-A offering circular.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Presentation
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENU HOLDING CORPORATION
(Registrant)

Dated: June 18, 2025	By:	/s/ J.W. Roth
J.W. Roth
Chief Executive Officer and Chairman